                             SUBSCRIPTION AGREEMENT

                  SUBSCRIPTION AGREEMENT, dated as of _______________, 2005
(this "Agreement"), between Leo F. Mullin (the "Director Investor") and
Cooper-Standard Holdings Inc., a Delaware corporation (the "Company").

                  WHEREAS, on the terms and subject to the conditions set forth below, the Director Investor desires to subscribe for and acquire from the
Company, and the Company desires to issue and sell to the Director Investor, the number of shares of common stock, par value $0.01 per share (the "Common
Stock"), of the Company set forth herein.

                  NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

                  "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such
         Person. The term "control" means, with respect to any Person, the power to direct or cause the direction of the management or policies of such
         Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and
         "controlled" have meanings correlative to the foregoing.

                  "Agreement" has the meaning set forth in the preamble hereto.

                  "Assumption Agreement" means the Assumption Agreement,
         substantially in the form of Exhibit A hereto

                  "Business Day" means any day other than a Saturday, Sunday or day on which commercial banks in New York, New York are authorized or required by law to remain closed.

                  "Closing" has the meaning set forth in Section 3 below.

                  "Closing Date" has the meaning set forth in Section 3 below.

                  "Common Stock" has the meaning set forth in the preamble
         hereto.

                  "Company" has the meaning set forth in the preamble hereto.

                  "Director Investor" has the meaning assigned to such term in the preamble hereto.

                  "Governmental Body" means any government or governmental or regulatory body thereof, or political subdivision thereof, of any country or subdivision thereof, whether international, supranational, national, federal, state or local, or any agency or

                                                                               2

         instrumentality thereof, or any court or regulatory (including a stock exchange or other self-regulatory body) authority or agency.

                  "Person" means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivisions thereof or any group comprised of two or more of the foregoing.

                  "Purchase Price" has the meaning set forth in Section 2 below.

                  "Registration Rights Agreement" means the Registration Rights
         Agreement, dated as of December 23, 2004, by and among the Company and each of the stockholders of the Company whose name appears on the signature pages listed therein.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Stockholders Agreement" means the Stockholders Agreement, dated as of December 23, 2004, by and among the Company and each of the stockholders of the Company whose name appears on the signature pages listed therein.

                  2. Subscription for and Purchase of the Common Stock. Pursuant
to the terms and subject to the conditions set forth in this Agreement, the
Director Investor hereby subscribes for and agrees to purchase, and the Company hereby agrees to issue and sell to the Director Investor, on or within 90 days following the date hereof, up to 2,500 shares of Common Stock (the "Shares") at a purchase price per share equal to $100 per share (the "Purchase Price"). For purposes of this Agreement, the purchase price per share shall be subject to adjustment for any stock dividends, combinations, splits or the like subsequent to the date hereof and prior to the Closing.

                  3. The Closing. The closing (the "Closing") of the issuance and sale of the Shares shall take place on a mutually agreed upon date (the
"Closing Date ") on or within 90 days following the date hereof. The Closing shall occur at the main offices of the Company, unless an alternative location is mutually agreed upon. At the Closing, the following shall occur:

                  (a) the Director Investor shall deliver to the Company the
         Purchase Price payable by delivery to the Company of such amount by wire transfer of immediately available funds or a certified check payable to the Company as consideration for the Shares to be issued hereunder; and

                  (b) the Company shall duly issue the Shares to be received by the Director Investor pursuant to Section 2, and shall deliver to the
         Director Investor stock certificates representing the Shares purchased by the Director Investor.

                  4. Stockholders Agreement and Registration Rights Agreement.
On the Closing Date, the Director Investor shall execute and deliver the
Assumption Agreement. The Shares will be issued subject to the rights and restrictions set forth in the Assumption Agreement and the Stockholders
Agreement and the Registration Rights Agreement, as set forth therein.

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                  5. Representations and Warranties of the Company. The Company
represents and warrants to the Director Investor as follows:

                  (a) (i) the Company is a corporation duly incorporated,
         validly existing and in good standing under the laws of the State of
         Delaware and has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and
         (ii) this Agreement has been duly authorized, executed and delivered by the Company and is valid, binding and enforceable against the Company in accordance with its terms;

                  (b) the Shares to be issued to the Director Investor pursuant to this Agreement, when issued and delivered in accordance with the terms hereof, will be duly and validly issued and, upon receipt by the
         Company of the Purchase Price therefor, will be fully paid and nonassessable with no personal liability attached to the ownership thereof and will not be subject to any preemptive rights and restrictions on transfer other than under applicable securities laws, the terms of this Agreement or the Stockholders Agreement;

                  (c) the execution, delivery and performance by the Company of this Agreement will not (i) conflict with the certificate of incorporation or by-laws of the Company, (ii) result in any material breach of any terms or provisions of, or constitute a material default under, any material contract, agreement or instrument to which the
         Company is a party or by which the Company is bound, (iii) violate any
         United States federal or state law, rule or regulation applicable to the Company or (iv) require any consent, waiver, approval, order, permit or authorization of, or declaration or filing with, or notification or report to, any Governmental Body; and

                  (d) the transactions contemplated by this Agreement do not violate any "blue sky" or other securities law of any jurisdiction or require the Company to file a registration statement with the SEC or apply to qualify any securities under the "blue sky" or other securities law of any jurisdiction.

                  6. Representations and Warranties of the Director Investor.
The Director Investor represents and warrants to the Company as follows:

                  (a) (i)(x) the Director Investor is over 21 years of age, (y)
         the address set forth in Section 9(a)(2) hereof is the true and correct address and residence of the Director Investor, and (z) the Director
         Investor has no current intention of becoming a resident of any other state or jurisdiction in the foreseeable future and (ii) this Agreement has been, duly authorized, executed and delivered by the Director
         Investor and is valid, binding and enforceable against the Director
         Investor in accordance with its terms;

                  (b) the execution, delivery and performance by the Director
         Investor of this Agreement will not (i) result in any material breach of any terms or provisions of, or constitute a material default under, any material contract, agreement or instrument to which the Director
         Investor is a party or by which the Director Investor is bound, (ii)
         violate any United States federal or state law, rule or regulation applicable to the Director Investor or (iii) except as set forth on
         Schedule 6(b), require any consent,

                                                                               4

         waiver, approval, order, permit or authorization of, or declaration or filing with, or notification or report to, any Governmental Body;

                  (c) the Director Investor is acquiring the Shares for
         investment solely for investment for its own account and not with a view to, or for sale in connection with, the distribution or other disposition thereof;

                  (d) the Director Investor has been advised by the Company
         that:

                           (i)      the offer and sale of the Shares have not
                                    been registered under the Securities Act;

                           (ii)     there is no established market for the
                                    Shares and it is not anticipated that there
                                    will be any public market for the Shares in
                                    the foreseeable future;

                           (iii)    Rule 144 promulgated under the Securities
                                    Act is not presently available with respect
                                    to the sale of any securities of the
                                    Company;

                           (iv)     when and if shares of the Shares may be
                                    disposed of without registration under the
                                    Securities Act in reliance on Rule 144, such
                                    disposition can be made only in limited
                                    amounts in accordance with the terms and
                                    conditions of Rule 144;

                           (v)      if the Rule 144 exemption is not available,
                                    the offer or sale of the Shares without
                                    registration will require compliance with
                                    some other exemption under the Securities
                                    Act;

                           (vi)     a restrictive legend in the form heretofore
                                    set forth in the Stockholders Agreement
                                    shall be placed on the certificates
                                    representing the Shares; and

                           (vii)    a notation shall be made in the appropriate
                                    records of the Company indicating that the
                                    Shares are subject to restrictions on
                                    transfer and, if the Company should at some
                                    time in the future engage the services of a
                                    securities transfer agent, appropriate
                                    stop-transfer instructions will be issued to
                                    such transfer agent with respect to the
                                    Shares.

                  (e) (i) the Director Investor's financial situation is such that it can afford to bear the economic risk of holding the Shares for an indefinite period of time, has adequate means for providing for its current needs and personal contingencies, and can afford to suffer a complete loss of its investment in the Shares; (ii) the Director
         Investor's knowledge and experience in financial and business matters are such that it is capable of evaluating the merits and risks of the investment in the Shares; (iii) the Director Investor understands that the Shares are a speculative investment which involves a high degree of risk of loss of its investment therein, there are substantial restrictions on the transferability of the Shares, and, on the Closing
         Date and for an indefinite period

                                                                               5

         following the Closing, there will be no public market for the Shares and, accordingly, it may not be possible for the Director Investor to liquidate its investment in case of emergency or otherwise; (iv) the
         Director Investor understands and has taken cognizance of all the risk factors related to the purchase of the Shares, and, other than as set forth in this Agreement, no representations or warranties have been made to the Director Investor or its representatives concerning the
         Shares or the Company or their prospects or other matters; (v) the
         Director Investor has been given the opportunity to examine all documents and to ask questions of, and to receive answers from, the
         Company and its representatives concerning the Company and its subsidiaries and the terms and conditions of the purchase of the Shares and to obtain all additional information which the Director Investor or its representatives deems necessary; (vi) in making its decision to purchase the Shares hereby subscribed for, the Director Investor has relied upon independent investigations made by it and, to the extent believed by it to be appropriate, its representatives, including its own professional, financial, tax and other advisors; and (vii) the
         Director Investor is an "accredited investor" within the meaning of
         Rule 501 of Regulation D under the Securities Act.

                  (f) The Director Investor has an understanding of the Company and its business. The Director Investor has been given the opportunity to obtain any additional information or documents (and to ask questions and receive answers about such information and documents) about the
         Company and its business which the Director Investor deems necessary to evaluate the merits and risks related to its investment in the shares of Common Stock.

                  7. Covenants of the Company and the Director Investor.

                  (a) Further Assurances. Each of the parties shall, and shall cause their respective Affiliates under their control to, execute such instruments and take such action as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

                  8. Condition Precedent to Closing. The obligations of the
Company and the Director Investor to consummate the Closing are subject to the satisfaction or written waiver by both the Company and the Director Investor on or prior to the Closing Date of the following condition:

                  (i)      no laws shall have been adopted or promulgated, and
                           no temporary restraining order, preliminary or
                           permanent injunction or other order issued by a court
                           or other Governmental Body of competent jurisdiction
                           shall be in effect, having the effect of making the
                           purchase of the Shares by the Director Investor and
                           the other transactions contemplated hereby illegal or
                           otherwise prohibiting consummation thereof.

                  9. Miscellaneous.

                  (a) Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal

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         delivery to the party to be notified; (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next Business Day, provided that a copy of such notice is also sent via nationally recognized overnight courier, specifying next day delivery, with written verification of receipt; (c) five (5)
         days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to such party's address as set forth below or at such other address as the party shall have furnished to each other party in writing in accordance with this provision:

                  (1) If to the Company:

                  Cooper-Standard Holdings Inc.
                  c/o   Cooper-Standard Automotive Inc.
                  39550 Orchard Hill Place Drive
                  Novi, MI 48375
                  Attn:   General Counsel
                  Telecopy:  (248) 596-6535

                  with a copy to:

                  Simpson Thacher & Bartlett LLP
                  425 Lexington Avenue
                  New York, New York  10017
                  Attn:    William E. Curbow
                  Telecopy: (212) 455-2502

                  (2) If to the Director Investor:

                  Leo F. Mullin
                  710 Fairfield Rd., N.W.
                  Atlanta, GA  30327
                  Telecopy:  (404) 949-0520

                  Any party may, by notice given in accordance with this Section
9(a), designate another address or person for receipt of notices hereunder.

                  (b) Amendment and Waiver.

                  (i)      No failure or delay on the part of any party hereto
                           in exercising any right, power or remedy hereunder
                           shall operate as a waiver thereof, nor shall any
                           single or partial exercise of any such right, power
                           or remedy preclude any other or further exercise
                           thereof or the exercise of any other right, power or
                           remedy. The remedies provided for herein are
                           cumulative and are not exclusive of any remedies that
                           may be available to the parties hereto at law, in
                           equity or otherwise.

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                  (ii)     Any amendment, supplement or modification of or to
                           any provision of this Agreement, any waiver of any
                           provision of this Agreement, and any consent to any
                           departure by any party from the terms of any
                           provision of this Agreement, shall be effective
                           against a party to this Agreement only if it is made
                           or given in writing and signed by such party.

                  (c) Specific Performance. Each party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.

                  (d) Headings. The headings in this Agreement are for
         convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (e) Severability. Whenever possible, each provision of this
         Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

                  (f) Entire Agreement. Except as otherwise expressly set forth herein, this Agreement together with the Stockholders Agreement and the
         Registration Rights Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way.

                  (g) Expenses. Each of the parties hereto shall bear its own expenses (including fees and disbursements of counsel, accountants and other experts) incurred by it in connection with the preparation, negotiation, execution, delivery and performance hereof, each of the other documents and instruments executed in connection herewith or contemplated hereby and the consummation of the transactions contemplated hereby and thereby.

                  (h) GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL. THIS
         AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS
         OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE
         PERFORMED ENTIRELY WITHIN SUCH STATE. Any claim arising out of or relating to this Agreement may be instituted in Federal or State court in the State of New York (unless personal or subject matter jurisdiction cannot be obtained therein), and each party agrees not to assert, by way of motion, as a defense or otherwise, in any such claim, that it is not

                                                                               8

         subject personally to the jurisdiction of such court, that the claim is brought in an inconvenient forum, that the venue of the claim is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. Each party further irrevocably submits to the jurisdiction of such courts in any such claim. Any and all service of process and any other notice in any such claim shall be effective against any party if given personally or by registered or certified mail, return receipt requested, or by any other means of mail that requires a signed receipt, postage prepaid, mailed to such party as herein provided. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law or to commence legal proceedings or otherwise against any other party in any other jurisdiction.

                  (i) No Recourse. Notwithstanding anything else that may be expressed or implied in this Agreement, the Director Investor hereby covenants, agrees and acknowledges that no recourse under this
         Agreement or any documents or instruments delivered in connection with this Agreement or any of the transactions contemplated hereby shall be had against any current or future director, officer, employee, general or limited partner, member or Affiliate (including The Cypress Group
         L.L.C. and GS Capital Partners 2000, L.P.) of the Company or of any of
         the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of the Company or any current or future stockholder of the
         Company or any current or future director, officer, employee, general or limited partner, member or Affiliate (including The Cypress Group
         L.L.C. and GS Capital Partners 2000, L.P.) of any of the foregoing, as such, for any obligation of the Company under this Agreement or any documents or instruments delivered in connection with this Agreement or any of the transactions contemplated hereby or for any claim based on, in respect of or by reason of such obligations of the Company or their creation.

                  (j) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns, including Permitted Transferees (as defined in the Stockholders Agreement) of the Director Investor. Unless
         otherwise specifically provided for herein, this Agreement is not assignable.

                  (k) Counterparts; Facsimile Signatures. This Agreement may be
         executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.
         This Agreement may be executed by facsimile signature(s).

                  [Remainder of page left intentionally blank]

                  IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement on the date first written above.

                                         COOPER-STANDARD HOLDINGS INC.

                                         By:
                                            ------------------------------
                                            Name:
                                            Title:

                                         ---------------------------------
                                         Leo F. Mullin

                                                                       Exhibit A

                              ASSUMPTION AGREEMENT

                  Pursuant to the Stockholders Agreement, dated as of December
23, 2004 (the "Stockholders Agreement"), by and among Cooper-Standard Holdings
Inc. (f/k/a CSA Acquisition Corp.), a Delaware corporation (the "Company"), and each of the stockholders of the Company whose name appears on the signature pages listed therein (each, a "Stockholder" and collectively, the
"Stockholders"), and the Registration Rights Agreement, dated as of December 23,
2004, by and among the Company and the Stockholders, the undersigned hereby agrees that, having been issued Common Stock and granted stock options to purchase shares of Common Stock, the undersigned hereby agrees to be a party to the Stockholders Agreement and the Registration Rights Agreement and agrees to be bound by the provisions thereof (including with respect to shares of Common
Stock issued or options granted following the date hereof), in all cases having the status a Stockholder who is a Director Stockholder . Such agreement shall become effective with respect to any shares of Common Stock hereafter acquired by the undersigned by exercise of options or otherwise. Capitalized terms used but not defined herein shall have the meanings assigned to them in the
Stockholders Agreement.

                  IN WITNESS WHEREOF, the undersigned has executed this
Assumption Agreement as of __________ __, 2005.

                                          LEO F. MULLIN

                                          ----------------------------------

                                          Address:
                                                  --------------------------

                                                  --------------------------

                                                  --------------------------

                                                  --------------------------

                                          Telecopy: (___) ___-____

Acknowledged by:

COOPER-STANDARD HOLDINGS INC.

By:
   --------------------------
     Name:
     Title: